UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   July 26, 2007

Buckeye GP Holdings L.P.

(Exact Name of Registrant Specified in Charter)

Delaware	001-32963	11-3776228
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of Incorporation)	Number)	Identification No.)

Five TEK Park
9999 Hamilton Blvd.
Breinigsville, Pennsylvania	18031
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (610) 904-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On July 26, 2007, Buckeye GP Holdings L.P. (“BGH”) issued a press release announcing its second quarter 2007 financial results.  The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.

The information provided in this Item 2.02 (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)           At its meeting on July 26, 2007, the Board of Directors of MainLine Management LLC (“MainLine Management”), the general partner of BGH, appointed Eric Gustafson as Senior Vice President, Operations and Technology of MainLine Management.  Mr. Gustafson, 58, has served as Senior Vice President, Operations and Technology of Buckeye GP LLC (“Buckeye GP”), the general partner of Buckeye Partners, L.P. (NYSE: BPL) (“Buckeye”) since January 1, 2005 and will continue to serve Buckeye GP in that capacity.  BGH is the parent company of Buckeye GP.  Prior to January 1, 2005, Mr. Gustafson had served as Vice President, Transportation and Technology of Buckeye Pipe Line Services Company (“Services Company”) since May 1998.  Services Company is a services organization that employs the majority of Buckeye’s and its subsidiaries’ workforce.  There is no arrangement or understanding between Mr. Gustafson and any other persons pursuant to which he was appointed as Senior Vice President, Operations and Technology of MainLine Management.

Item 9.01                                               Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                           Press release of Buckeye GP Holdings L.P. issued July 26, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE GP HOLDINGS L.P.

By:	MAINLINE MANAGEMENT LLC,
its General Partner

	By:	STEPHEN C. MUTHER
Stephen C. Muther
Executive Vice President, Administration,
and Legal Affairs

Dated: July 26, 2007

Exhibit Index

Exhibit

99.1	Press release of Buckeye GP Holdings L.P. issued July 26, 2007.